Quarterly Holdings Report
for
Fidelity Freedom® Blend 2060 Fund
June 30, 2025
FBF-Y60-NPRT1-0825
1.9892483.106
Bond Funds - 6.5%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	70,042	540,025
Fidelity Series Corporate Bond Fund (b)	8,758	82,238
Fidelity Series Emerging Markets Debt Fund (b)	721,570	5,844,720
Fidelity Series Emerging Markets Debt Local Currency Fund (b)	178,948	1,719,693
Fidelity Series Floating Rate High Income Fund (b)	120,709	1,069,481
Fidelity Series Government Bond Index Fund (b)	315	2,892
Fidelity Series High Income Fund (b)	679,294	5,977,791
Fidelity Series International Developed Markets Bond Index Fund (b)	1,208,619	10,539,161
Fidelity Series Investment Grade Bond Fund (b)	2,340	23,630
Fidelity Series Investment Grade Securitized Fund (b)	8,807	78,998
Fidelity Series Long-Term Treasury Bond Index Fund (b)	9,216,552	49,585,051
Fidelity Series Real Estate Income Fund (b)	107,438	1,076,532
TOTAL BOND FUNDS (Cost $81,700,023)		76,540,212

Domestic Equity Funds - 53.4%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	7,032,836	145,368,721
Fidelity Series Commodity Strategy Fund (b)	22,758	2,068,262
Fidelity Series Large Cap Growth Index Fund (b)	3,477,788	93,587,265
Fidelity Series Large Cap Stock Fund (b)	3,349,055	86,707,026
Fidelity Series Large Cap Value Index Fund (b)	10,161,145	175,279,744
Fidelity Series Small Cap Core Fund (b)	3,365,342	39,239,887
Fidelity Series Small Cap Opportunities Fund (b)	1,239,978	18,116,081
Fidelity Series Value Discovery Fund (b)	3,879,763	62,735,761
TOTAL DOMESTIC EQUITY FUNDS (Cost $508,941,139)		623,102,747

International Equity Funds - 39.7%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	1,874,335	34,469,012
Fidelity Series Emerging Markets Fund (b)	2,840,776	29,004,328
Fidelity Series Emerging Markets Opportunities Fund (b)	5,419,339	116,082,241
Fidelity Series International Growth Fund (b)	4,020,752	79,811,934
Fidelity Series International Index Fund (b)	2,101,285	30,048,374
Fidelity Series International Small Cap Fund (b)	743,817	14,757,331
Fidelity Series International Value Fund (b)	5,229,678	79,857,178
Fidelity Series Overseas Fund (b)	4,914,604	79,616,582
Fidelity Series Select International Small Cap Fund (b)	67,672	901,387
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $380,722,507)		464,548,367

U.S. Treasury Obligations - 0.3%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/10/2025 (d)	4.25 to 4.26	610,000	609,361
US Treasury Bills 0% 7/17/2025 (d)	4.23 to 4.27	440,000	439,190
US Treasury Bills 0% 7/24/2025 (d)	4.24	420,000	418,882
US Treasury Bills 0% 7/3/2025 (d)	4.18 to 4.24	300,000	299,930
US Treasury Bills 0% 7/31/2025 (d)	4.23	880,000	876,945
US Treasury Bills 0% 8/14/2025 (d)	4.32	30,000	29,842
US Treasury Bills 0% 8/28/2025 (d)	4.28	470,000	466,725
US Treasury Bills 0% 9/25/2025 (d)	4.23	150,000	148,499
US Treasury Bills 0% 9/4/2025 (d)	4.29	220,000	218,308
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,507,731)			3,507,682

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e) (Cost $1,663,692)	4.32	1,663,359	1,663,692

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $976,535,092)	1,169,362,700
NET OTHER ASSETS (LIABILITIES) - 0.0%	(111,776)
NET ASSETS - 100.0%	1,169,250,924

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
ICE MSCI EAFE Index Contracts (United States)	115	Sep 2025	15,419,775	131,310	131,310
ICE MSCI Emerging Markets Index Contracts (United States)	95	Sep 2025	5,859,125	110,488	110,488

TOTAL EQUITY CONTRACTS					241,798

Interest Rate Contracts
CBOT 10 Year US Treasury Bond Contracts (United States)	132	Sep 2025	14,798,438	311,711	311,711
CBOT US Treasury Long Bond Contracts (United States)	258	Sep 2025	29,750,625	1,161,265	1,161,265

TOTAL INTEREST RATE CONTRACTS					1,472,976

TOTAL PURCHASED					1,714,774

Sold

Equity Contracts
CME S&P 500 Index Contracts (United States)	77	Sep 2025	24,076,938	(851,231)	(851,231)

TOTAL FUTURES CONTRACTS					863,543
The notional amount of futures purchased as a percentage of Net Assets is 5.6%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,507,682.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	3,441,108	6,949,986	8,727,402	20,359	-	-	1,663,692	1,663,359	0.0%
Total	3,441,108	6,949,986	8,727,402	20,359	-	-	1,663,692

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	494,668	48,755	1,685	1,918	(2)	(1,711)	540,025	70,042
Fidelity Series Blue Chip Growth Fund	120,517,786	9,136,516	9,088,596	-	(135,308)	24,938,323	145,368,721	7,032,836
Fidelity Series Canada Fund	28,063,512	2,264,537	199,042	-	(3,131)	4,343,136	34,469,012	1,874,335
Fidelity Series Commodity Strategy Fund	1,980,972	154,633	5,577	-	9	(61,775)	2,068,262	22,758
Fidelity Series Corporate Bond Fund	9,953	70,038	37	836	-	2,284	82,238	8,758
Fidelity Series Emerging Markets Debt Fund	5,255,306	508,142	15,374	81,769	(61)	96,707	5,844,720	721,570
Fidelity Series Emerging Markets Debt Local Currency Fund	1,498,078	107,796	3,892	-	110	117,601	1,719,693	178,948
Fidelity Series Emerging Markets Fund	24,003,254	2,325,777	262,998	-	1,116	2,937,179	29,004,328	2,840,776
Fidelity Series Emerging Markets Opportunities Fund	96,070,893	8,529,026	703,673	-	19,253	12,166,742	116,082,241	5,419,339
Fidelity Series Floating Rate High Income Fund	970,791	98,548	2,809	20,485	(25)	2,976	1,069,481	120,709
Fidelity Series Government Bond Index Fund	66,635	251,364	316,737	915	1,806	(176)	2,892	315
Fidelity Series High Income Fund	5,315,404	510,068	15,089	91,706	42	167,366	5,977,791	679,294
Fidelity Series International Developed Markets Bond Index Fund	9,423,235	1,018,856	27,541	46,037	(192)	124,803	10,539,161	1,208,619
Fidelity Series International Growth Fund	65,303,313	6,862,599	194,509	-	3,285	7,837,246	79,811,934	4,020,752
Fidelity Series International Index Fund	24,954,521	2,124,028	96,353	-	3,725	3,062,453	30,048,374	2,101,285
Fidelity Series International Small Cap Fund	12,806,160	412,626	826,574	-	(20,739)	2,385,858	14,757,331	743,817
Fidelity Series International Value Fund	68,984,800	5,015,681	2,799,691	-	78,780	8,577,608	79,857,178	5,229,678
Fidelity Series Investment Grade Bond Fund	49,984	235,091	264,382	1,064	2,558	379	23,630	2,340
Fidelity Series Investment Grade Securitized Fund	9,978	68,171	37	740	-	886	78,998	8,807
Fidelity Series Large Cap Growth Index Fund	76,729,914	5,986,839	3,149,128	126,254	(14,071)	14,033,711	93,587,265	3,477,788
Fidelity Series Large Cap Stock Fund	70,664,498	6,183,470	1,655,903	-	30,745	11,484,216	86,707,026	3,349,055
Fidelity Series Large Cap Value Index Fund	149,186,263	20,023,255	422,720	-	(3,422)	6,496,368	175,279,744	10,161,145
Fidelity Series Long-Term Treasury Bond Index Fund	42,850,890	8,316,691	588,252	415,718	(21,513)	(972,765)	49,585,051	9,216,552
Fidelity Series Overseas Fund	65,544,917	5,405,244	194,509	-	7,131	8,853,799	79,616,582	4,914,604
Fidelity Series Real Estate Income Fund	986,124	90,720	4,975	15,303	(6)	4,669	1,076,532	107,438
Fidelity Series Select International Small Cap Fund	178,160	698,453	88,173	-	3,706	109,241	901,387	67,672
Fidelity Series Small Cap Core Fund	34,451,616	2,629,694	626,995	-	(44,642)	2,830,214	39,239,887	3,365,342
Fidelity Series Small Cap Opportunities Fund	15,318,205	1,412,509	160,098	-	(12,601)	1,558,066	18,116,081	1,239,978
Fidelity Series Value Discovery Fund	53,837,832	7,207,080	151,656	-	(3,236)	1,845,741	62,735,761	3,879,763
	975,527,662	97,696,207	21,867,005	802,745	(106,683)	112,941,145	1,164,191,326

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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